EXHIBIT 99.1
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                    FIRST AMENDMENT TO CREDIT AGREEMENT

      This First Amendment to Credit Agreement is dated as of June 16, 2008 (this "Amendment"), among Jones Lang LaSalle Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the "Borrower"), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Banks and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent").


                          PRELIMINARY STATEMENTS

      A. The Borrower, the guarantors party thereto (the "Guarantors"), the financial institutions listed on the signature pages thereof as Banks and the Administrative Agent have heretofore entered into that certain Credit Agreement, dated as of April 15, 2008 (the "Credit Agreement"); and

      B. The Borrower has asked the Lenders and the Administrative Agent to amend certain covenants and related definitions, revise the Applicable Margin, increase the maximum amount to which the Commitments may be increased and to make certain other amendments to the Credit Agreement as set forth herein and the Lenders and the Administrative Agent are willing to do so on the terms and conditions set forth in this Amendment.

      Now, Therefore, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I
                                DEFINITIONS

      SECTION 1.1 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                ARTICLE II
                                AMENDMENTS

      SECTION 2.1. Section 1.11 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  SECTION 1.11.  Commitment Terminations.

                  (a) OPTIONAL. The Borrower shall have the right at any time and from time to time, upon five (5) Business Days' prior written notice to the Administrative Agent, to terminate the Commitments without premium or penalty, in whole or in part, any partial termination to be in an amount not less than $5,000,000, PROVIDED that the Commitments may not be reduced to an amount less than the sum of all Loans then outstanding.

                  (b) MANDATORY. The Commitments shall terminate in full on the date on which the aggregate "Commitments" under the Multicurrency Credit Agreement are increased above
            $575,000,000.






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                  (c)   NOTICE.  The Administrative Agent shall give prompt
            notice to each Bank pursuant to this Section 1.11 of any termination of Commitments. Any such termination of Commitments
            (i) shall be allocated ratably among the Banks in proportion to their respective Percentage and (ii) may not be reinstated.

      SECTION 2.2. Section 1.13 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follow:

                  SECTION 1.13.  [Intentionally Omitted.]

      SECTION 2.3. Section 2.1(a) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                  (a) FACILITY FEE. For the period from the Effective Date to and including the Termination Date, the Borrower shall pay to the Administrative Agent for the ratable account of the Banks in accordance with their Percentages a facility fee (the "Facility Fee") on the average daily Commitments at a rate per annum equal to the applicable Facility Fee in the definition of Applicable Margin; PROVIDED that if any Bank continues to have outstanding Loans after its Commitment terminates, then the Facility Fee shall continue to accrue on the daily amount of such Bank's outstanding Loans. Accrued Facility Fees shall be due and payable in arrears on the last day of each calendar quarter and on the Termination Date, unless the Commitments are terminated in whole on an earlier date, in which event the fee for the period to but not including the date of such termination shall be paid in whole on the date of such termination; PROVIDED that any Facility Fee accruing after the date the Commitments terminate shall be payable on demand.

      SECTION 2.4. Section 4.1 of the Credit Agreement is hereby amended by (i) deleting the defined term "Commitment Fee", (ii) amending the defined terms "Applicable Margin", "Interest Coverage Ratio", and
"Termination Date" in their entirety and as so amended to read as set forth below and (iii) inserting new defined terms "Cash Interest Expense", "Facility Fee", "First Amendment", "First Amendment Effective Date", "Net Cash Proceeds", and "Rentals" as set forth below in their proper alphabetical order:

                  "Applicable Margin" means, on any date, (i) for any
            Domestic Rate Loan, 0.55%, (ii) for any Eurodollar Loan, 2.05% and (iii) for any Facility Fee, 0.450%.

                  "Cash Interest Expense" means, for any period, the sum of
            all cash interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

                  "Facility Fee" is defined in Section 2.1(a) hereof.

                  "First Amendment" means the First Amendment to Credit
            Agreement dated as of June 16, 2008 by and among the Borrower, the Guarantors, the Banks and the Administrative Agent.

                  "First Amendment Effective Date" means the date upon
            which the First Amendment became effective pursuant to its terms.

                  "Interest Coverage Ratio" means as of the last day of any
            calendar quarter the ratio of the sum of Adjusted EBIT PLUS Rentals for the four calendar quarters then ended to the sum of Cash Interest Expense PLUS Rentals for the same four calendar quarters then ended.





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                  "Net Cash Proceeds" means, with respect to any offering
            of equity securities of a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, printing and other fees and expenses incurred as a direct result thereof.

                  "Rentals" shall mean and include all fixed rents
            (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Parent or any of its Subsidiaries, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Parent or any of its Subsidiaries (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges.

                  "Termination Date" means October 15, 2008.

      SECTION 2.5. Section 7.15 of the Credit Agreement is hereby amended by deleting the phrase "100% of the Net Cash Proceeds of such issuance" and inserting in its place the phrase: "100% of (A) the Net Cash Proceeds of such issuance and (B) the portion of the purchase price for any Acquisition paid by the Parent or any Subsidiary with the issuance of capital securities".

      SECTION 2.6. Sections 7.16 and 7.17 of the Credit Agreement are each hereby amended in their entirety and as so amended shall read as follows:

                  SECTION 7.16. Funded Debt to Adjusted EBITDA. The Parent will as of the last day of each calendar quarter maintain the Total Funded Debt to Adjusted EBITDA Ratio at not more than 3.25 to 1.00.

                  SECTION 7.17. Interest Coverage Ratio. The Parent will as of the last day of each calendar quarter maintain an Interest Coverage Ratio of not less than 2.00 to 1.00.

      SECTION 2.7. Section 7.19 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (g) thereof and inserting in its place the word "and" and (ii) deleting the amount "$100,000,000" appearing in clause (h) thereof and inserting in its place the amount "$200,000,000".

      SECTION 2.8. Section 7.19 of the Credit Agreement is hereby amended by (i) deleting the "." at the end of clause (h) thereof and inserting in its place "; and" and (ii) inserting new clause (i) immediately following clause (h) as follows:

            (i) Indebtedness of the Parent and the Guarantors owing to the former shareholders of Staubach Holdings, Inc. representing deferred and earn-out obligations in an aggregate principal amount outstanding not to exceed $525,000,000 MINUS the principal amount of any payment thereon.















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      SECTION 2.9.  Section 4.1 of the Credit Agreement is hereby amended by amending the defined term "Permitted Adjustment" in its entirety to read as follows:

                  "Permitted Adjustment" means, for any period, transition
            charges incurred by the Parent or any Restricted Subsidiaries during such period relating to the Acquisition by the Parent of all of the outstanding equity of (i) Spaulding and Slye LLC, a Delaware limited liability company, to the extent such charges do not exceed $10,000,000 in the aggregate for all periods,
            (ii) Kemper's Holding GmbH Company (now known as Kemper's Jones Lang LaSalle Retail GmbH), a German company, to the extent such charges do not exceed $5,000,000 in the aggregate for all periods and (iii) Staubach Holdings, Inc., a Texas corporation, to the extent such charges do not exceed $25,000,000 in the aggregate for all periods.


                                ARTICLE III
                                  CONSENT

      The Parent has advised the Administrative Agent and the Banks of its desire to acquire all of the outstanding capital stock of a company code named Stanford on substantially the terms described to the Administrative Agent and the Banks in the Parent's presentation to the Administrative Agent and the Banks on May 30, 2008 (the "Stanford Acquisition"). The Banks hereby approve the Stanford Acquisition; PROVIDED that: (A) the total consideration (including all liabilities assumed by the Parent and its Subsidiaries but excluding (i) all costs and fees incurred by the Parent in connection with the Stanford Acquisition, including without limitation, attorney fees and investment bank fees and (ii) any earn-out obligations) for the Stanford Acquisition does not exceed $650,000,000, of which not more than $150,000,000 will be paid in cash upon consummation of the Stanford Acquisition; (B) after giving effect to the Stanford Acquisition, no Default or Event of Default shall exist; and (C) the Stanford Acquisition is consummated not later than August 31, 2008. Immediately upon consummation of the Stanford Acquisition, the Parent shall cause Stanford and such of its Subsidiaries as shall be requested by the Administrative Agent to become Guarantors under the Credit Agreement and shall deliver such corporate resolutions, opinions of counsel and such other corporate documentation as the Administrative Agent may reasonably request.


                                ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES

      SECTION 4.1 CREDIT AGREEMENT REPRESENTATIONS. In order to induce the Banks and the Administrative Agent to enter into this Amendment, each of the Parent and the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Section 5 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Bank as set forth in this Article IV.

      SECTION 4.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Parent, each Guarantor and the Borrower of this Amendment are within the Parent's, such Guarantor's and the Borrower's powers, have been duly authorized by all necessary corporate action, and do not:

            (a) contravene either the Parent's, any Guarantor's or the Borrower's constituent documents;








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            (b)   contravene any contractual restriction, law or
      governmental regulation or court decree or order binding on or affecting the Parent, any Guarantor or the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Parent's, any Guarantor's or the Borrower's properties.

      SECTION 4.3 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Parent, any Guarantor or the Borrower of this Amendment.

      SECTION 4.4 VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Parent, each Guarantor and the Borrower enforceable in accordance with its terms.


                                 ARTICLE V
                           CONDITIONS PRECEDENT

      SECTION 5.1  EFFECTIVENESS.

      (a) The effectiveness of this Amendment (other than Sections 2.6 and 2.7) is subject to the satisfaction of all of the following conditions precedent:

            (i) The Borrower, the Guarantors, the Administrative Agent, and the Required Banks shall have executed and delivered this Amendment.

            (ii) The Administrative Agent shall have received certified copies of resolutions of the boards of directors (or equivalent governing body) of the Parent, the Borrower and each Guarantor authorizing the execution and delivery of this Amendment and indicating the authorized signers of this Amendment and the specimen signatures of such signers;

            (iii) The Administrative Agent shall have received an opinion of counsel to the Borrower and each Guarantor in form acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may request;

            (iv) The Parent shall have paid the fees as agreed between the Parent and the Administrative Agent.

            (v) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      (b) The amendments contained in Sections 2.6 and 2.7 shall become effective upon (i) satisfaction of all the conditions precedent contained in Section 5.1(a) above and (ii) the consummation of the Stanford
Acquisition as consented to by the Lenders pursuant to Article III hereof.

      If this Amendment becomes effective, the changes in the Applicable Margin shall take effect on June 16, 2008 and on each day thereafter, but any payment of interest or fees due on or after June 16, 2008 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Applicable Margin in effect prior to such effectiveness.








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                                ARTICLE VI
                         MISCELLANEOUS PROVISIONS

      SECTION 6.1 RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document are hereby ratified, approved and confirmed in each and every respect. Reference to this Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      SECTION 6.2 HEADINGS AND CAPITALIZED TERMS. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings as set forth in the Credit Agreement.

      SECTION 6.3 EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.

      SECTION 6.4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents.

      SECTION 6.5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

      SECTION 6.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS.






























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      In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                              JONES LANG LASALLE FINANCE B.V.

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Managing Director
                                           -----------------------


                              JONES LANG LASALLE INCORPORATED,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Vice President and
                                           Treasurer
                                           -----------------------


                              JONES LANG LASALLE CO-INVESTMENT, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Vice President and
                                           Treasurer
                                           -----------------------


                              JONES LANG LASALLE INTERNATIONAL, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Vice President and
                                           Treasurer
                                           -----------------------


                              LASALLE INVESTMENT MANAGEMENT, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Vice President and
                                           Treasurer
                                           -----------------------
                              JONES LANG LASALLE AMERICAS, INC.,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Vice President and
                                           Treasurer
                                           -----------------------


                              JONES LANG LASALLE LIMITED,
                              AS GUARANTOR

                              By    /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Title  Attorney-in-Fact



                                                     First Amendment to
                                    S-1              Credit Agreement

                              BANK OF MONTREAL, AS ADMINISTRATIVE AGENT


                              By    /s/ David L. Mistic
                                    ------------------------------
                                    Title  Vice President
                                           -----------------------






























































                                                     First Amendment to
                                    S-2              Credit Agreement

                              BMO CAPITAL MARKETS FINANCING, INC.


                              By    /s/ David L. Mistic
                                    ------------------------------
                                    Title  Vice President
                                           -----------------------






























































                                                     First Amendment to
                                    S-3              Credit Agreement